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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 1, 1999
                                                 -------------------------------


                                  MINIMED INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                                               95-4408171
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)          Identification No.)


  12744 San Fernando Road, Sylmar, California                      91342
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code        (818) 362-5958
                                                   -----------------------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On May 1, 1999, MiniMed Inc. (the "Company") amended its Rights Agreement, dated as of July 24, 1995 (the "Rights Agreement"), between the Company and Harris Trust Company of California, as Rights Agent, to (a) eliminate those provisions that require that certain actions may only be taken by "Independent Directors" (as defined in the Rights Agreement) and (b) to change the exercise price of a Right (as defined in the Rights Agreement) from $65.00 to $250.00. A copy of the Amendment to the Rights Agreement is included as Exhibit 1 to this Report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to that Amendment.

ITEM 7.  EXHIBITS.

         Exhibit 1 Amendment to Rights Agreement dated as of May 1, 1999, between MiniMed Inc. and Harris Trust Company of California, as Rights Agent, which includes amendments to the Form of Right Certificate set forth as Exhibit B and amendments to the Summary of the Rights set forth as Exhibit C.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 1999            MINIMED INC.


                              By:    /s/ Eric S Kentor
                                     -------------------------------------------
                              Name:  Eric S. Kentor
                              Its: Senior Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit                                                                                   Sequentially
 Number                                          Description                             Numbered Page*
-------                                          -----------                             --------------

1 Amendment to Rights Agreement dated as of May 1, 1999, between MiniMed Inc. and Harris Trust
                             Company of California, as Rights Agent, which includes amendments to the Form of Right
                             Certificate set forth as Exhibit B and amendments to the Summary of the Rights set forth as Exhibit C.


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*Contained only in manually executed version


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